SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
    1934


    Date of Report (date of earliest event reported) July 21, 1997





                               Tracor, Inc.
          (Exact name of registrant as specified in its charter)





            Delaware             0-20227              74-2618088
         (State or other       (Commission          (I.R.S. Employer
         jurisdiction of       File Number)        Identification No.)
         incorporation or
           organization)






                               Tracor, Inc.
                             6500 Tracor Lane
                           Austin, Texas 78725
                               512/926-2800
                  (Name, address, and telephone number,
           including area code, of principal executive offices)


    Item 5.  Other Events.

    Tracor, Inc. (the "Company"), or its executive officers and directors or other representatives on behalf of the Company, may from time to time make "forward-looking written or oral statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 (collectively, the "Acts" ). The Company is filing this Current Report on Form 8-K to avail itself of the safe harbor provided in the Act with respect to any such forward-looking statements that may be contained in the Company's reports as well as documents filed with the Securities Exchange Commission ("SEC") under Section 13 or 15(d) of the Securities Exchange Act of 1934, and oral forward-looking statements made by the Company's executive officers and directors or other representatives on behalf of the Company to the press, potential investors, securities analysts, and others. Such forward-looking statements could involve, among other things, statements regarding the Company's intent, belief, or expectation with respect to (i) the Company's results of operations and financial condition; (ii) the consummation of acquisition and financing transactions and the effect thereof on the Company's business; and (iii) the Company's plans and objectives for future operations and expansion. Any such forward-looking statements would be subject to the risks and uncertainties that could cause actual results of operations, financial condition, acquisitions, financing transactions, operations, expansion, and other events to differ materially from those expressed or implied in such forward-looking statements. Any such forward-looking statements would be subject to a number of assumptions regarding, among other things, future economic, competitive, and market conditions generally. Such assumptions would be based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond the Company's control. Further, the Company's business is subject to a number of risks that would affect any such forward-looking statements and such risks include, among others, the following:

    Competitive Nature of Government Contracting Industry.

       Declining defense budgets and increasing pressures for cost reductions have precipitated a major consolidation in the defense industry. This consolidation has resulted in program cancellations, scope reductions, delays in contract funding or awards, and significant predatory pricing pressures associated with increased competition and reduced funding. Because some of the Company's current and potential future competitors may have significantly greater resources than the Company, the Company's ability to compete effectively in the consolidating defense industry could be adversely impacted.

    Risks of Reductions or Changes in Military Expenditures.

       The primary customers of the Company are the U.S. Navy, Air Force, Army, and other agencies of the Department of Defense
       (DOD). The U.S. defense budget has declined in real terms since the mid-1980s, resulting in some delays in new program starts, program stretch-outs, and program cancellations. A major portion of the Company's DOD business is funded by the operations and maintenance segment of the defense budget, which has declined less than any other segment and is expected to comprise approximately one-third of the defense budget over the next decade. A significant decline in U.S. military expenditures, particularly in the operations and maintenance segment of the defense budget, or a reapportioning of such expenditures reducing the operations and maintenance segment, might materially and adversely affect the Company's sales and earnings. The loss or significant curtailment of the Company's material U.S. military contracts would materially and adversely affect the Company's future sales and earnings.

    Uncertainty Associated with Government Contracts.

       The Company's contracts with the U.S. government and its prime contractors are subject to termination either upon default by the Company or at the convenience of the U.S. government. Termination for convenience provisions generally entitle the Company to recover costs incurred, settlement expenses, and profit on work completed prior to termination. In addition to the right of the U.S. government to terminate, U.S. government contracts are conditioned upon the continuing availability of congressional appropriations. Congress usually appropriates funds for a given program on a fiscal year basis even though contract performance may take more than one year. Consequently, at the outset of a major program, the contract is usually partially funded, and additional monies are normally, incrementally, committed to the contract by the procuring agency from appropriations made by Congress for future years.

       The Company in the ordinary course of its business occasionally performs under contracts for which funding authorization from the U.S. government has either expired or not been obtained. No assurance can be given that the Company will realize revenue expected from performing under such contracts.

       Because the Company contracts to supply goods and services to the U.S. government, it is also subject to other risks, including contract suspensions, protests by disappointed bidders of contract awards which can result in the reopening of the bidding process, and changes in government policies or regulations.

    Restrictions Imposed by Terms of the Company's Indebtedness.

       The indenture issued in connection with the Company's subordinated indebtedness restricts, among other things, the Company's ability to incur additional indebtedness, incur liens, pay dividends, or make certain other restricted payments, consummate certain assets sales, enter into certain transactions with affiliates, incur indebtedness that is subordinate in right of payment to any senior indebtedness, as the case may be, imposes restrictions on the ability of a subsidiary to pay dividends or make certain payments to the Company, merge or consolidate with any other person, or sell, assign, transfer, lease, convey, or otherwise dispose of all or substantially all of the assets of the Company. In addition, the Company's bank credit facility contains other and more restrictive covenants and prohibits the Company from prepaying its other indebtedness. The bank credit facility also requires the Company to maintain specified financial ratios and satisfy certain financial condition tests. The Company's ability to meet those financial ratios and tests can be affected by events beyond its control, and there can be no assurance that the Company will continue to meet those tests.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TRACOR, INC.


    Date: July 21, 1997      By:  /s/ James B. Skaggs
                                  _____________________
                                  James B. Skaggs
                                  President